UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2021

SCULPTOR ACQUISITION CORP I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41142	98-1590223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9 West 57th Street, 39th Floor, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 790-0000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	SCUA.U	New York Stock Exchange
Class A ordinary shares included as part of the units	SCUA	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SCUA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

On December 13, 2021, Sculptor Acquisition Corp I (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ full exercise of their over-allotment option, at an offering price of $10.00 per Unit and a private placement with Sculptor Acquisition Sponsor I (the “Sponsor”) of 11,200,000 private placement warrants at a price of $1.00 per warrant (the “Private Placement”).

The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $234,600,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the holders of the Company’s public shareholders and the underwriters with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal from interest earned on the Offering Proceeds in the trust account to fund tax obligations, or upon the redemption by public stockholders of Class A ordinary shares in connection with certain amendments to the Company’s amended and restated memorandum and articles of association, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Class A ordinary shares included in the Units and issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 18 months (or up to 27 months, if the Company extends the period of time to consummate a business combination) from the closing of the IPO, subject to applicable law.

An audited balance sheet as of December 13, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited Balance Sheet as of December 13, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2021

SCULPTOR ACQUISITION CORP I

By:	/s/ Steven Orbuch
Name:	Steven Orbuch
Title:	Chief Executive Officer